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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 1996 appearing on page F-1 of PXRE Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.



PRICE WATERHOUSE LLP
New York, New York

May 31, 1996

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